Earnings Conference Call 1 st Quarter 2013 May 1 st , 2013 Exhibit 99.2

Cautionary Statements Regarding
Forward-Looking Information
1 2013 1Q Earnings Release Slides
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison
Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon
Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1)  Exelon’s 2012 Annual Report on Form 10-K in (a)
ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements
and Supplementary Data: Note 19; and (2) other factors discussed in filings with the
SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.
None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
2013 1Q Earnings Release Slides

2013 1Q Earnings Release Slides 2
Q1 2013 Executive Summary
Expect to deliver on full year financial expectations by focusing on operational excellence and portfolio management
• Delivered strong operating and financial results for 1Q 2013
Operating earnings of $0.70 for the first quarter
Best ever first quarter generation output; fourth best ever nuclear capacity factor of 96.4%; Fossil availability factor of 98.4%; Renewable energy capture of 94.9%
• Forward markets continue to show signs of potential upside
• Constructive electric and gas rate case order for BGE
• Progress made on ComEd EIMA legislation amendments
• Continue execution on the path laid out earlier this year
Improve balance sheet strength
Focus on operations and efficiency
Exploring opportunities for organic and opportunistic growth

Market Update
• Upside in fundamental view starting to materialize in PJM; current view is that there is still $2 - $4/MWh upside in 2015+ based on the market forwards as of March 31,
2013
• Current year gas price increase largely driven by weather; long-term gas price view of
$4 - $6/mmbtu
2013 1Q Earnings Release Slides 3
42
40
38
36
34
32
30
4/1/13 3/1/13 2/1/13 1/1/13
NiHub PJM-W
9.6
9.3
7.8
7.5
10.0
9.0
8.0
7.0
6.0
4/1/13 3/1/13 2/1/13 1/1/13
7.5
9.5
8.5
6.5
NiHub PJM-W
2015 ATC Price Change 2015 Heat Rate Change
$41.43
$39.17
$33.72
$31.87

2013 1Q Earnings Release Slides 4
1Q 2013 Financial Summary
•
Delivered non-GAAP operating earnings
(1)
in 1Q of
$0.70/share at the upper end of our earnings
guidance of $0.60 - $0.70/share
1Q 2013 vs. 1Q 2012
•
Lower ExGen pricing
•
Share differential
•
Favorable weather
•
Full quarter of Constellation & BGE in 1Q 2013
1Q 2013 vs. Guidance
•
Higher nuclear volume
•
Favorable O&M in 1Q expected to reverse over the
rest of 2013
•
Favorable tax items
•
Inability to achieve portfolio management targets
$0.39
$0.10
$0.14
$0.09
$0.70
($0.02)
HoldCo
ExGen
ComEd
PECO
BGE
2013 1Q Results
(1)
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
Expect 2Q 2013 earnings of $0.50 - $0.60/share

Exelon Generation: Gross Margin Update
March 31, 2013 December 31, 2012
Gross Margin Category ($M) (1) (2) 2013 2014 2015 2013 2014 2015
Open Gross Margin (3)
(including South, West, Canada hedged gross margin)
$6,000 $6,350 $6,400 $5,550 $5,900 $6,050
Mark-to-Market of Hedges (3,4)
$1,200 $400 $250 $1,650 $650 $300
Power New Business / To Go
$350 $600 $800 $400 $650 $850
Non-Power Margins Executed
$300 $100 $50 $200 $100 $50
Non-Power New Business / To Go (5)
$300 $500 $550 $400 $500 $550
Total Gross Margin
$8,150 $7,950 $8,050 $8,200 $7,800 $7,800
•
Forward power markets increased during the 1st quarter in nearly all regions
The MidWest and Mid-Atlantic saw increases of $2 per MWh or more, driven by expanding heat rates and increasing natural gas prices
Continue to optimize our hedging to realize the upside that we believe remains in the market due to liquidity and coal retirements
•
Power New Business To-Go is lower in 2014 and 2015 as we execute on favorable hedges.
Power New Business To-Go in 2013 has been lowered to reflect our portfolio positioning and year-to-date results
2013 1Q Earnings Release Slides
1)
Gross margin rounded to nearest $50M.
2)
Gross margin does not include revenue related to decommissioning, gross receipts tax,
Exelon Nuclear Partners and entities consolidated solely as a result of the application of
FIN 46R.
3)
Includes CENG Joint Venture.
4) Mark to Market of Hedges assumes mid-point of hedge percentages.
5)
Any changes to new business estimates for our non-power business are presented as revenue less costs of sales.
2013 1Q Earnings Release Slides
Key Highlights of 1Q 2013

BGE
2013 load growth largely
driven by the idling of RG Steel
and energy efficiency partially
offset by improving economic
conditions

Exelon Utilities Load
2013E
1.0%
-0.8%
-0.5%
-0.1%
2012
-0.3%
0.2%
-0.6%
-0.1%
Large C&I Small C&I Residential All Customers
Notes: Data is not adjusted for leap year.  Source of 2013 economic outlook data is Global Insight (February 2013).    Assumes 2013 GDP of 1.9% and U.S unemployment of 7.6%.
ComEd has the ROE collar as part of the distribution formula rate and BGE is decoupled which mitigates the load risk.  QTD and YTD actual data can be found in earnings release tables.
BGE  amounts have been adjusted for unbilled / true-up load from prior quarters.
ComEd
Moderate economic growth
and strong steel /auto sector
growth partially offset by
energy efficiency yields overall
load similar to 2012
2013E
2.0%
-2.8%
0.8%
0.5%
2012
-2.7%
-2.3%
-1.7%
-2.2%
PECO
2013 growth driven by  oil
refinery and improved
employment outlook partially
offset by energy efficiency
2013E
-1.7%
1.2%
-1.0%
-1.1%
2012
-0.2%
-2.8%
-2.1%
-1.5%
Chicago GMP 1.3%
Chicago
Unemployment
9.5%
Philadelphia GMP 1.4%
Philadelphia Unemployment 8.5%
Baltimore GMP 1.6%
Baltimore Unemployment 7.1%
2013 1Q Earnings Release Slides 2013 1Q Earnings Release Slides

2013 Cash Flow Summary
2013 1Q Earnings Release Slides
•
Expect Cash from Operations of ~$5.8B in 2013
•
CapEx spend is $150M lower than prior estimates in part due to cancellation of
Dresden and Quad Cities MUR projects
•
Financing plan reflects goal of maintaining a strong balance sheet
Financing plan for utilities primarily consists of debt refinancing and redemption of PECO’s $87M preferred stock
ExGen financing plan includes retirement of $450M hybrid, DOE loan draws for AVSR1 and project financing for existing wind assets
•
Projecting to end the year in a strong cash position with $1.35B, the majority of which will be held at ExGen
2013 1Q Earnings Release Slides

Exelon Generation.

ComEd.
An Exelon Company

PECO.
An Exelon Company

BGE.
An Exelon Company

Exelon.

2013 Key Events
1Q13
2Q13
3Q13
2013 distribution
formula rate case
filing (4/29/13)
2013 transmission
formula rate case
filing (4/29/13);
rates effective June
2013 thru May 2014
2013 distribution
formula rate case filing
final order (by
12/27/13); rates
effective 1/2/14 –
1/1/15
4Q13
2013 transmission
formula rate case filing
(by 5/15/13); rates
effective June 2013 thru
May 2014
MDPSC Order February
22, 2013
Regular procurement
event (January)
Regular procurement
event (April and June)
DSP II Procurement
(February)
DSP II Procurement
(October)
Regular
procurement event
(October)
2016/2017 PJM
RPM Auction Results
(5/24/13)
2013 1Q Earnings Release Slides
Electric & gas distribution
rate case filing
2013 1Q Earnings Release Slides

9 Exelon Generation Disclosures March 31, 2013 2013 1Q Earnings Release Slides 2013 1Q Earnings Release Slides

Portfolio Management Strategy
Exercising Market Views
Purely ratable
Actual hedge %
Market views on timing, product
allocation and regional spreads
reflected in actual hedge %
High End of Profit
Low End of Profit
% Hedged
Open Generation
with LT Contracts
Portfolio Management &
Optimization
Portfolio Management Over Time
Align Hedging & Financials
Establishing Minimum Hedge Targets
Credit Rating
Capital &
Operating
Expenditure
Dividend
Capital
Structure
Protect Balance Sheet Ensure Earnings Stability
Create Value
Strategic Policy Alignment
•Aligns hedging program with
financial policies and financial
outlook
•Establish minimum hedge targets
to meet financial objectives of the
company (dividend, credit rating)
•Hedge enough commodity risk to
meet future cash requirements
under a stress scenario
Three-Year Ratable Hedging
Tenor aligns with customer
Multiple channels to market that
Bull / Bear Program
•Ability to exercise fundamental
market views to create value within
the ratable framework
•Modified timing of hedges versus
purely ratable
•Cross-commodity hedging (heat
rate positions, options, etc.)
•Delivery locations, regional and
zonal spread relationships
• Disciplined approach to hedging
•
preferences and market liquidity
•
allow us to maximize margins
• Large open position in outer years
to benefit from price upside
•Ensure stability in near - term cash
flows and earnings
2013 1Q Earnings Release Slides

Open Gross Margin	MtM of Hedges[2]	"Power" New Business	"Non Power" Executed	"Non Power" New Business
• Generation Gross Margin at current market prices, including capacity and ancillary revenues, nuclear fuel amortization and fossils fuels expense • Exploration and Production • Power Purchase Agreement (PPA) Costs and Revenues • Provided at a consolidated level for all regions (includes hedged gross margin for South, West and Canada[1])	• Mark to Market (MtM) of power, capacity and ancillary hedges, including cross commodity, retail and wholesale load transactions • Provided directly at a consolidated level for five major regions. Provided indirectly for each of the five major regions via Effective Realized Energy Price (EREP), reference price, hedge %, expected generation	• Retail, Wholesale planned electric sales • Portfolio Management new business • Mid marketing new business	• Retail, Wholesale executed gas sales • Load Response • Energy Efficiency • BGE Home • Distributed Solar	• Retail, Wholesale planned gas sales • Load Response • Energy Efficiency • BGE Home • Distributed Solar • Portfolio Management / origination fuels new business • Proprietary trading[3]

Exelon.

Components of Gross Margin Categories
Margins move from new business to MtM of hedges over
the course of the year as sales are executed
Margins move from “Non power new business” to
“Non power executed” over the course of the year
Gross margin linked to power production and sales
Gross margin from
other business activities
2013 1Q Earnings Release Slides
(1) Hedged gross margins for South, West and Canada region will be included with Open Gross Margin, and no expected generation, hedge %, EREP or reference prices provided for this region.
(2) MtM of hedges provided directly for the five larger regions. MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh.
(3) Proprietary trading gross margins will remain within “Non Power” New Business category and not move to “Non Power” Executed category.
2013 1Q Earnings Release Slides

ExGen Disclosures
Gross Margin Category ($M)
(1,2)
2013 2014 2015
Open Gross Margin (including South, West & Canada hedged GM)
(3)
$6,000 $6,350 $6,400
Mark to Market of Hedges
(3,4)
$1,200 $400 $250
Power New Business / To Go
$350 $600 $800
Non-Power Margins Executed
$300 $100 $50
Non-Power New Business / To Go
(5)
$300 $500 $550
Total Gross Margin
$8,150 $7,950 $8,050
2013 1Q Earnings Release Slides 2013 1Q Earnings Release Slides
(1)
Gross margin rounded to nearest $50M.
(2)
Gross margin does not include revenue related to decommissioning, gross receipts tax,
Exelon Nuclear Partners and entities consolidated solely as a result of the application of
FIN 46R.
(3)
Includes CENG Joint Venture.
(4)
Mark to Market of Hedges assumes mid-point of hedge percentages.
(5) Any changes to new business estimates for our non-power business are presented as revenue less costs of sales.
(6)
Based on March 31, 2013 market conditions.
Reference Prices
(6)
2013 2014 2015
Henry Hub Natural Gas ($/MMbtu)
$3.92 $4.23 $4.30
Midwest: NiHub ATC prices ($/MWh)
$32.49 $32.99 $33.72
Mid-Atlantic: PJM-W ATC prices ($/MWh)
$39.74 $40.54 $41.43
ERCOT-N ATC Spark Spread ($/MWh)
HSC Gas, 7.2HR, $2.50 VOM
$7.12 $8.53 $8.48
New York: NY Zone A ($/MWh)
$38.16 $37.55 $38.02
New England: Mass Hub ATC Spark Spread($/MWh)
ALQN Gas, 7.5HR, $0.50 VOM
$2.66 $4.51 $3.73

ExGen Disclosures
Generation and Hedges 2013 2014 2015
Exp. Gen (GWh)
(1)
216,900 213,800 208,000
Midwest 97,600 97,100 96,500
Mid-Atlantic
(2)
74,700 72,400 70,200
ERCOT 15,600 17,800 18,100
New York
(2)
14,100 11,800 9,300
New England
14,900 14,700 13,900
% of Expected Generation Hedged
(3)
98-101% 70-73% 33-36%
Midwest 98-101% 69-72% 32-35%
Mid-Atlantic
(2)
99-102% 73-76% 41-44%
ERCOT 93-96% 66-69% 24-27%
New York
(2)
101-104% 74-77% 36-39%
New England 98-101% 61-64% 14-17%
Effective Realized Energy Price ($/MWh)
(4)
Midwest $37.50 $35.00 $35.00
Mid-Atlantic
(2)
$49.00 $46.00 $48.00
ERCOT
(5)
$9.00 $7.00 $6.00
New York
(2)
$34.00 $36.00 $45.00
New England
(5)
$4.50 $4.00 $3.00
(1)  Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 12 refueling outages in 2013 and 14 refueling outages in 2014 and 2015 at Exelon-operated nuclear plants ,Salem  and CENG.  Expected generation assumes capacity factors of
93.9%, 93.8%, and 93.3% in 2013, 2014 and 2015 at Exelon-operated nuclear plants excluding Salem and CENG. These estimates of expected generation in 2014 and 2015 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. (2) Includes CENG Joint Venture. (3) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options and swaps. Uses expected value on options. (4) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges. (5) Spark spreads shown for ERCOT and New England.
2013 1Q Earnings Release Slides

ExGen Hedged Gross Margin Sensitivities
Gross Margin Sensitivities (With Existing Hedges)
(1, 2)
2013 2014 2015
Henry Hub Natural Gas ($/Mmbtu)
+ $1/Mmbtu $15 $285 $425
- $1/Mmbtu $(5) $(225) $(370)
NiHub ATC Energy Price
+ $5/MWh $5 $180 $375
- $5/MWh $(5) $(170) $(375)
PJM-W ATC Energy Price
+ $5/MWh
$5 $115 $220
- $5/MWh $0 $(115) $(215)
NYPP Zone A ATC Energy Price
+ $5/MWh $0 $20 $30
- $5/MWh
$0 $(20) $(30)
Nuclear Capacity Factor
(3)
+/- 1% +/- $35 +/- $45 +/- $50
2013 1Q Earnings Release Slides
(1) Based on March 31, 2013 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.  (2) Sensitivities based on commodity exposure which includes open generation and all committed transactions.  (3) Includes CENG Joint Venture.
2013 1Q Earnings Release Slides

Exelon Generation Hedged Gross Margin Upside/Risk
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
2015
$9,450
2014
$8,600
2013
$8,350
2013 1Q Earnings Release Slides
$7,900
$7,400
$6,850
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2014 and 2015 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of March 31,
2013 (2) Gross Margin Upside/Risk based on commodity exposure which includes open generation and all committed transactions.
2013 1Q Earnings Release Slides

Illustrative Example of Modeling Exelon Generation
2014 Gross Margin
Row Item Midwest
Mid-
Atlantic
ERCOT New York
New
England
South,
West &
Canada
(A) Start with fleet-wide open gross margin  $6.35 billion
(B) Expected Generation (TWh) 97.1 72.4 17.8 11.8 14.7
(C) Hedge % (assuming mid-point of range) 70.5% 74.5% 67.5% 75.5% 62.5%
(D=B*C) Hedged Volume (TWh) 68.5 53.9 12.0 8.9 9.2
(E) Effective Realized Energy Price ($/MWh) $35.00 $46.00 $7.00 $36.00 $4.00
(F) Reference Price ($/MWh)
$32.99 $40.54 $8.53 $37.55 $4.51
(G=E-F) Difference ($/MWh)
$2.01 $5.46 ($1.53) $(1.55) $0.51
(H=D*G) Mark-to-market value of hedges ($ million)
(1)
$140 million $300 million ($20) million $(15) million $0 million
(I=A+H) Hedged Gross Margin ($ million) $6,750 million
(J) Power New Business / To Go ($ million) $600 million
(K)
Non-Power Margins Executed ($ million)
$100 million
(L)
Non- Power New Business / To Go ($ million)
$500 million
(N=I+J+K+L)
Total Gross Margin
$7,950 million
(1) Mark-to-market rounded to the nearest $5 million.
2013 1Q Earnings Release Slides 2013 1Q Earnings Release Slides

17 Additional Disclosures 2013 1Q Earnings Release Slides 2013 1Q Earnings Release Slides

BGE ComEd An Exelon Company PECO An Exelon Company Exelon Generation Exelon

Exelon

2013 Projected Sources and Uses of Cash
(1) Exelon beginning cash balance as of  1/1/13. Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.
(3) Dividends are subject to declaration by the Board of Directors.
(4) Excludes PECO’s $210 million Accounts Receivable (A/R) Agreement with Bank of Tokyo. PECO’s A/R Agreement was extended in accordance with its terms through August 30, 2013.
(5) Excludes BGE’s current portion of its rate stabilization bonds
(6) “Other” includes proceeds from options, redemption of PECO preferred stock and expected changes in short-term debt.
(7) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
($ in millions)

Beginning Cash Balance
(1) 1,575
Cash Flow from Operations
(2)
625 1,375 625 3,375 5,825
CapEx (excluding other items
below):
(550) (1,300) (400) (1,025) (3,300)
Nuclear Fuel n/a n/a n/a (1,000) (1,000)
Dividend
(3)
(1,250)
Nuclear Uprates n/a n/a n/a (125) (125)
Wind n/a n/a n/a -- --
Solar n/a n/a n/a (550) (550)
Upstream n/a n/a n/a (25) (25)
Utility Smart Grid/Smart Meter (125) (100) (175) n/a (400)
Net Financing (excluding
Dividend):
Debt Issuances
(4)
300 250 350 -- 900
Debt Retirements
(5)
(400) (250) (300) (450) (1,400)
Project Finance/Federal Financing
Bank Loan
n/a n/a n/a 1,025 1,025
Other
(6)
50 100 (75) (25) 75
Ending Cash Balance
(1)
1,350
(7)
2013 1Q Earnings Release Slides

Pension/OPEB Update
19 2013 1Q Earnings Release Slides
Note: Estimates are based on 12/31/12 with expenses for legacy Exelon plans  updated for March 2013 census
2013 2014
(in $M)
Pre-Tax Expense
(1)
Contributions
(2)
Pre-Tax Expense
(1)
Contributions
(2)
Pension $400 $335 $415 $275
OPEB $220 $290 $220 $275
Total $620 $625 $635 $550
(1)     Pension and OPEB expenses assume an ~ 24% capitalization rate.
(2)     Contributions shown in the table above are based on the current contribution policy for Exelon and Constellation plans.  Pension includes qualified and non-qualified plans.
2013 1Q Earnings Release Slides

BGE	ComEd An Exelon Company	PECO An Exelon Company	Exelon Generation	Exelon

Exelon

Sufficient Liquidity
(1) Excludes commitments from Exelon’s Community and Minority Bank Credit Facility
(2) Available Capacity Under Facilities represents the unused commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws. The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
20 2013 1Q Earnings Release Slides
($ in Millions)
Aggregate Bank Commitments
(1)
600 1,000 600 5,675 8,375
Outstanding Facility Draws
-- -- -- -- --
Outstanding Letters of Credit
-- -- (1) (1,475) (1,478)
Available Capacity Under Facilities
(2)
600 1,000 599 4,200 6,897
Outstanding Commercial Paper
-- (281) -- -- (281)
Available Capacity Less Outstanding
Commercial Paper
600 719 599 4,200 6,616
Available Capacity Under Bank Facilities as of April 25, 2013

S&P Credit Metric Ratios
2013 1Q Earnings Release Slides 21
S&P Metrics
FFO / Debt
Credit Adjustments - Cash From Operations: Source (2012 10K): Methodology:
Cash From Operations Stmt. of Cash Flows Start with net cash flows provided by operating activities
(+/-) Working Capital Adjustments Stmt. of Cash Flows Includes changes in A/R, Inventories, A/P and other accrued expenses, option premiums, counterparty collateral and income taxes.  Impact is opposite of impact to cash flow
S&P FFO Adjustments:
(+) Operating Lease Depreciation Adjustment FN 19 - Commitments & Contingencies - Minimum Future Lease Payments Reflects operating lease payments  – interest on PV of future operating lease payments (using weighted average cost of debt)
(+) PPA Depreciation Adjustment FN 19 - Commitments & Contingencies - Net Capacity Purchases Reflects net capacity payments – interest on PV of PPAs (using weighted average cost of debt)
(+/-) Normalize Pension/OPEB Contribution FN 14 - Retirement Benefits - Contributions, Service & Int Costs, EROA Reflects employer contributions – (service costs + interest costs + expected return on assets), net of taxes at marginal rate
(-) Securitized Debt Principal Paydown FN 11 - Debt and Credit Agreements Reflects payment of principal on securitized debt
(+/-) Decommissioning classified as Investing Stmt. of Cash Flows Reclass activity classified as Investing to Cash from Operations
(-) Interest Capitalized / AFUDC FN 1 - Accounting Policies - Capitalized Interest and AFUDC Reclass activity classified as Investing to Cash from Operations
(+/-) Interest or Dividend on Hybrid Securities FN 11 - Debt and Credit Agreements Remove/add interest expense/dividend payments associated with instruments that qualify as hybrid securites (treated all or partially as debt or equity)
(+/-) Other Adjustments N/A One-time or non-standard adjustments at discretion of rating agency
= Funds from Operations (FFO)
Credit Adjustments - Debt: Source (2012 10K): Methodology:
Total Long-term Debt (including current maturities) Balance Sheet Start with long-term debt outstanding
(+) Short-term Borrowings Balance Sheet Reflects short-terms borrowings (commerical paper, notes payable etc.)
S&P Debt Adjustments:
(+) Operating Leases FN 19 - Commitments & Contingencies - Minimum Future Lease Payments Reflects PV of minimum future operating lease payments (using weighted average cost of debt)
(+) PPAs / Supply Agreements FN 19 - Commitments & Contingencies - Net Capacity Purchases Reflects PV of net capacity purchases (using weighted average cost of debt)
(+) Unfunded Pension FN 14 - Retirement Benefits - Unfunded Status Reflects unfunded status, net of taxes at marginal rate
(+) Unfunded OPEB FN 14 - Retirement Benefits - Unfunded Status Reflects unfunded status, net of taxes at marginal rate
(-) Securitized Debt FN 11 - Debt and Credit Agreements Reflects securitized debt balance at year-end
(+) Accrued Interest Supplemental Balance Sheet Annual accrued interest
(+) Asset Retirement Obligation Balance Sheet If net obligation > 0, include net obligation, net of taxes at marginal rate
(+/-) Hybrid Securities FN 11 - Debt and Credit Agreements Reclassify instruments that qualify as hybrid securites between debt and equity
(treated all or partially as debt or equity)
(-) Off-credit Treatment of Debt FN 11 - Debt and Credit Agreements Non-recourse project level debt that qualifies for off-credit treatment under S&P's methodology
(+/-) Other Adjustments N/A One-time or non-standard adjustments at discretion of rating agency
=  Adjusted Debt
Funds from Operations / Adjusted Debt
Calculation
Note:  See S&P publications for official guidelines, criteria and methodology
Reflects key credit ratio calculations and adjustments per S&P’s guidelines

Moody’s Credit Metric Ratios
2013 1Q Earnings Release Slides 22
Note:  See Moody’s publications for official guidelines, criteria and methodology
Note:  Moody’s Approach to Global Standard Adjustments for Non-Financial Corporations allows for Analyst discretion whether to incorporate imputed debt (and other associated adjustments) for PPAs/tolls.  Moody’s official methodology for Exelon and subs does not include PPAs/tolls; however they view credit metrics both with and without
Reflects key credit ratio calculations and adjustments per Moody’s guidelines
Moody's Metrics
Cash From Ops (pre w/c) / Debt Cash From Ops (pre w/c) / Adjusted Debt
Retained Cash Flow / Debt (Adjusted FFO - Adjusted Dividend) / Adjusted Debt
Free Cash Flow
Credit Adjustments - Cash from Operations: Source (2012 10K): Methodology:
Cash From Operations Stmt. of Cash Flows Start with net cash flows provided by operating activities
(+/-) Working Capital Adjustments and changes in short-
terms assets and liabilities
Stmt. of Cash Flows and Supplemental Cash Flow Information Includes changes in A/R, Inventories, A/P and other accrued expenses, counterparty collateral, income taxes, under/over-recovered energy and transmission costs, other current assets.
Impact is opposite of impact to cash flow
Moody's Cash From Ops Adjustments:
(+) Operating Lease Depreciation Adjustment FN 19 - Commitments & Contingencies - Rental Expense Equals annual rent expense x 2/3 (remaining 1/3 is allocated to interest)
(+) Normalize Pension/OPEB Contribution FN 14 - Retirement Benefits - Contributions, Service Costs Reflects employer contributions – service costs, if > $0, otherwise $0
(-) Interest Capitalized / AFUDC FN 1 - Accounting Policies - Capitalized Interest and AFUDC Reclass activity classified as Investing to Cash from Operations
(+/-) Interest or Dividend on Hybrid Securities FN 11 - Debt and Credit Agreements Remove/add interest expense/dividend payments associated with instruments that qualify as hybrid securites (treated all or partially as debt or equity)
(+/-) Other Adjustments N/A One-time or non-standard adjustments at discretion of rating agency
= Cash from Ops (pre w/c)
Credit Adjustments - FFO: Source (2012 10K): Methodology:
Net Income Stmt. of Cash Flows Start with net income
(+/-) Non-cash adjustments to cash flows Stmt. of Cash Flows
Includes depreciation and amortization, deferred income taxes, net fair value change in derivatives, net realized/unrealized gains/losses on decom funds, other non-cash operating activities
Moody's FFO Adjustments:
*** same as Cash from Ops Adjustments listed above ***
= Adjusted FFO
Credit Adjustments - CapEx: Source (2012 10K): Methodology:
Capital Expenditures Stmt. of Cash Flows Start with capital expenditures
Moody's CapEx Adjustments:
(+) Operating Leases CapEx FN 19 - Commitments & Contingencies - Rental Expense Reclass of operatng spend to capital; equal to operating lease deprecation adjustment
(-) Interest Capitalized / AFUDC FN 1 - Accounting Policies - Capitalized Interest and AFUDC Reclass activity classified as Investing to Cash from Operations
=  Adjusted CapEx
Credit Adjustments - Debt: Source (2012 10K): Methodology:
Total Long-term Debt (incl. current maturities) Balance Sheet Start with long-term debt outstanding
(+) Short-term Borrowings Balance Sheet Reflects short-terms borrowings (commerical paper, notes payable etc.)
Moody's Debt Adjustments:
(+) Unfunded Pension FN 14 - Retirement Benefits - Unfunded Status Reflects unfunded status (pension only)
(+/-) Hybrid Securities FN 11 - Debt and Credit Agreements Reclassify instruments that qualify as hybrid securites between debt and equity (treated all or partially as debt or equity)
(+) Operating Leases FN 19 - Commitments & Contingencies - Minimum Future Lease Payments Annual rent expense x multiple between 4 and 10 (currently 8 for ExGen/Corp and 6 for utilities)
(+/-) Other Adjustments N/A One-time or non-standard adjustments at discretion of rating agency
=  Adjusted Debt
Credit Adjustments - Dividend: Source (2012 10K): Methodology:
Common Dividends Stmt. of Cash Flows Start with common dividends
(+) Preferred Dividends Stmt. of Cash Flows Reflects dividends on preferred securities
Moody's Dividend Adjustments:
(+) Hybrid Securities FN 11 - Debt and Credit Agreements Remove/add dividend payments/interest expense associated with instruments that qualify as hybrid securites (treated all or partially as equity or debt)
=  Adjusted Dividend
Cash From Operations + Moody's Cash From Ops Adjustments - Adjusted Dividend - Adjusted CapEx
Calculation

Docket #	13-0318
Filing Year	**2012 Calendar Year Actual Costs and 2013 Projected Net Plant Additions** are used to set the rates for calendar year 2014. Rates currently in effect (docket 12-0321) for calendar year 2013 were based on 2011 actual costs and 2012 projected net plant additions.
Reconciliation Year	**Reconciles Revenue Requirement reflected in rates during 2012 to 2012 Actual Costs Incurred.** Revenue requirement for 2012 is based on dockets 10-0467, 11-0721 May Order and 11-0721 October Re-hearing Order.
Common Equity Ratio	~ **45%** for both the filing and reconciliation year
ROE	**8.72%** for both the filing and reconciliation year (2012 30-yr Treasury Yield of 2.92% + 580 basis point risk premium). For 2013 and 2014, the actual allowed ROE reflected in net income will ultimately be based on the average of the 30-year Treasury Yield during the respective years plus 580 basis point spread.
Requested Rate of Return	~ **7%** for the both the filing and reconciliation Year
Rate Base	**$6,731 million** – Filing year (represents projected year-end rate base using 2012 actual plus 2013 projected capital additions). Assuming no change as a result of legislative or appellate outcomes, 2013 and 2014 earnings will reflect 2013 and 2014 average rate base respectively. **$6,215 million** - Reconciliation year (represents average rate base for 2012)
Revenue Requirement Increase [1]	**$311M** ($142M is due to the 2012 reconciliation, $169M relates to the filing year). The 2012 reconciliation impact on net income was recorded in 2012 as a regulatory asset.
Timeline	• 04/29/13 Filing Date • 240 Day Proceeding • ICC order by year end; rates effective January 2014

Exelon.

2013 1Q Earnings Release Slides 23
ComEd April 2013 Distribution Formula Rate Filing
Note:  Disallowance of any items in the 2013 distribution formula rate filing could impact 2013 earnings in the form of a regulatory asset adjustment.
The 2013 distribution formula rate filing  establishes the net revenue requirement used to set the rates that will take effect in January 2014 after the ICC’s review.  There are two components to the annual distribution formula rate filing:
•
Filing Year:  Based on prior year costs (2012) and current year (2013) projected plant additions.
•
Annual Reconciliation: For the prior calendar year (2012), this amount reconciles the revenue requirement reflected in rates during the prior year (2012) in effect to the actual costs for that year. The annual reconciliation impacts cash flow in the following year (2014) but the earnings impact has been recorded in the prior year (2012) as a regulatory asset.
Given the retroactive ratemaking provision in the EIMA legislation, ComEd net income during the year will be based on actual costs with a regulatory asset/liability recorded to reflect any under/over recovery reflected in rates.  Revenue Requirement in rate filings impacts cash flow.

BGE Rate Case Final Order
Electric Gas
Docket #
9299
Test Year
October 2011 – September 2012
BGE Ask Final Order BGE Ask Final Order
Common Equity Ratio 48.4% 48.4% 48.4% 48.4%
Return on Equity (ROE) 10.5% 9.75% 10.5% 9.6%
Rate Base $2.7B $2.6B $1B $1.0B
Revenue Requirement Increase $131M $81M $45M $32M
2013 1Q Earnings Release Slides
New rates went into effect for service rendered on or after February 23, 2013

ComEd Operating EPS Contribution
Key Drivers – 1Q13 vs. 1Q12 (1)
Share differential: $(0.02)
Weather: $0.01
1Q13
Actual Actual   Normal
Heating Degree-Days 2,384       3,259       3,164
Cooling Degree-Days              39 0            0
1Q12
25 2013 1Q Earnings Release Slides
$0.13
$0.10
1Q
2013 2012
(1)
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

PECO Operating EPS Contribution
Key Drivers – 1Q13 vs. 1Q12 (1)
Share differential: $(0.03)
Weather: $0.03
1Q13
Actual Actual   Normal
Heating Degree-Days      1,914         2,440        2,476
Cooling Degree-Days           4  0             0
1Q12
26 2013 1Q Earnings Release Slides
$0.14 $0.14
1Q
2013 2012
(1)
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

1Q GAAP EPS Reconciliation
Three Months Ended March 31, 2013 ExGen ComEd PECO BGE Other Exelon
2013 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.39 $0.10 $0.14 $0.09 $(0.02) $0.70
Mark-to-market impact of economic hedging activities
(0.29) - - - 0.01 (0.27)
Unrealized gains related to nuclear decommissioning trust funds 0.04 - - - - 0.04
Plant retirements and divestitures
0.02 - - - - 0.02
Constellation merger and integration costs (0.03) - (0.00) 0.00 0.00 (0.03)
Amortization of commodity contract intangibles (0.14) - - - - (0.14)
Amortization of the fair value of certain debt 0.00 - - - - 0.00
Remeasurement of like-kind exchange tax position - (0.20) - - (0.11) (0.31)
Nuclear uprate project cancelation (0.02) - - - - (0.02)
1Q 2013 GAAP Earnings (Loss) Per Share $(0.02) $(0.09) $0.14 $0.09 $(0.12) $(0.01)
Three Months Ended March 31, 2012 ExGen ComEd PECO BGE Other Exelon
2012 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.58 $0.13 $0.14 $0.02 $(0.02) $0.85
Mark-to-market impact of economic hedging activities
0.05 - - - 0.01 0.06
Unrealized gains related to nuclear decommissioning trust funds
0.05 - - - - 0.05
Plant retirements and divestitures
(0.01) - - - - (0.01)
Constellation merger and integration costs (0.06) (0.00) (0.01) (0.00) (0.09) (0.16)
Maryland commitments
(0.03) - - (0.12) (0.17) (0.32)
Amortization of commodity contract intangibles (0.11) - - - - (0.11)
FERC settlement
(0.25) - - - - (0.25)
Non-cash remeasurement of deferred income taxes 0.02 - - - 0.15 0.17
Other acquisition costs (0.00) - - - - (0.00)
1Q 2012 GAAP Earnings (Loss) Per Share $0.24 $0.12 $0.14 $(0.09) $(0.12) $0.28
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
2013 1Q Earnings Release Slides 27

GAAP to Operating Adjustments
• Exelon’s 2013 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following:
Mark-to-market adjustments from economic hedging activities
Unrealized gains from nuclear decommissioning trust fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
Financial impacts associated with the sale or retirement of generating stations
Certain costs incurred related to the Constellation merger and integration initiatives
Non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value at the merger date
Non-cash amortization of certain debt recorded at fair value at the merger date expected to be retired in
2013
Non-cash charge to earnings resulting from the remeasurement of Exelon’s like-kind exchange tax position
Charge to earnings related to Exelon’s cancelation of previously capitalized nuclear uprate expenditures
Significant impairments of assets, including goodwill
Significant changes to GAAP
Other unusual items
2013 1Q Earnings Release Slides 28